As filed with the Securities and Exchange Commission on March 13, 2001

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): March 13, 2001

                        EMMIS COMMUNICATIONS CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         INDIANA                        0-23264                  35-1542018
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission File            (IRS Employer
     of incorporation)                  Number)             Identification No.)

         ONE EMMIS PLAZA
      40 MONUMENT CIRCLE
    SUITE 700, INDIANAPOLIS, IN                             46204
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(Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (317) 266-0100

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.           OTHER EVENTS

On March 13, 2001, Emmis Communications Corporation issued a press release attached as Exhibit 99.1 of this report.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

Exhibit Number             Title
--------------             -----

         99.1 Press Release of Emmis Communications Corporation dated March 13, 2001.

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   EMMIS COMMUNICATIONS CORPORATION


                                   By:  /s/  Walter Z. Berger
                                        ----------------------------------
                                        Name:   Walter Z. Berger
                                        Title:  Executive Vice President,
                                        Chief Financial Officer and Treasurer
                                        (Authorized Corporate Officer)


Dated: March 13, 2001

                                  EXHIBIT INDEX
                                  -------------


Exhibit Number             Title
--------------             -----

         99.1 Press Release of Emmis Communications Corporation dated March 13, 2001.